UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 22, 2014

NPC RESTAURANT HOLDINGS, LLC
 (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-180524-04 (Commission File Number)	20-4509045 (I.R.S. Employer Identification No.)

7300 West 129th Street
Overland Park, Kansas 66213
(Address of principal executive office)(Zip Code)

(913) 327-5555
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.05     Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics

On August 22, 2014, the Board of Directors (the "Board") of NPC Restaurant Holdings, LLC (the "Company"), upon recommendation by the Board's Audit Committee, approved amendments to the Company’s Code of Business Conduct and Ethics (the "Code of Ethics"), which is applicable to all directors, officers and employees of the Company, except as set forth below. The updated Code of Ethics, which became effective immediately following the Board's approval, clarifies that (i) transactions, relationships and actions permitted by any written agreement to which the Company or any parent entity of the Company is a party and that has been approved by the governing body of the Company or any parent entity of the Company shall not be considered a violation of the Code of Ethics, and (ii) directors affiliated with Olympus Growth Fund V, L.P., a Delaware limited partnership (the primary equity owner of the Company's parent entity) ("Olympus") should be excluded from Section III.H. of the Code of Ethics (which addresses the receipt of gifts from a customer, supplier or business associate of the Company) in order to avoid the potential for conflict with the separate policies of Olympus and its affiliates on the receipt of gifts.

None of the revisions or amendments to the Code of Ethics constitutes a waiver of any provision of the Code of Ethics on behalf of the Company’s principal executive officer, principal financial officer, principal accounting officer or controller or other person performing similar functions.

The foregoing description of the Code of Ethics is qualified in its entirety by the text of the Code of Ethics adopted by the Board, which is filed as Exhibit 14.1 to this Current Report on Form 8-K and is incorporated herein by reference. A copy of the Company’s Code of Ethics will also be made available to any person, without charge, by contacting the Executive Vice President - Finance and Chief Financial Officer, Troy D. Cook, at 913-327-3109, or through a written request to 7300 W. 129th Street, Overland Park, Kansas 66213.

Item 9.01     Financial Statements and Exhibits.

(d)           Exhibits.

Number                      Description

14.1	NPC Restaurant Holdings, LLC Code of Business Conduct and Ethics, dated August 22, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

NPC RESTAURANT HOLDINGS, LLC

By:	/s/ Troy D. Cook
Troy D. Cook
Executive Vice President—Finance and Chief Financial Officer

Date: August 22, 2014

INDEX TO EXHIBITS

Exhibit                      Description

14.1	NPC Restaurant Holdings, LLC Code of Business Conduct and Ethics, dated August 22, 2014